CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.30

FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of July 2, 2018

Between:

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

1.                                      THIS AMENDMENT

The Parties agree hereby to amend the Master Repurchase Agreement dated August 17, 2017 between AmeriHome Mortgage Company, LLC and JPMorgan Chase Bank, N.A. (the “Original MRA”, as amended hereby and supplemented, further amended or restated hereafter from time to time, the “MRA”) to extend the latest Termination Date, and they hereby amend the Original MRA as follows.

All capitalized terms used in the Original MRA and used, but not defined differently, in this amendment (the “First Amendment to MRA” or within itself only, this “Amendment”) have the same meanings here as there.

The numbered Paragraphs of this Amendment are numbered to correspond with the numbers of the Paragraphs of the Original MRA amended hereby and are consequently sometimes nonsequential.

2.                                      Definitions; Interpretation

(a)                                 Definitions

The definition of Termination Date is amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller or Buyer designates as the Termination Date by written notice given to the other Party at least [***] days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Seller at any time after [***] days shall have elapsed after any Change in Control, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iv) September 20, 2018.

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As amended hereby, the MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:
Carolyn W. Johnson
Authorized Officer

AMERIHOME MORTGAGE COMPANY, LLC

By:
Name:
Title: